UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 6, 2024
YEXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38056	20-8059722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
61 Ninth Avenue
New York, NY 10011
(Address of principal executive offices, including zip code)
(212) 994-3900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YEXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition
On March 6, 2024, Yext, Inc. (the “Company”) will hold a conference call regarding its financial results for the fourth fiscal quarter and fiscal year ended January 31, 2024.
On March 6, 2024, the Company also issued a letter to its stockholders announcing its financial results for the fourth fiscal quarter and fiscal year ended January 31, 2024 (the "Stockholder Letter"). A copy of the Stockholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The Company is making reference to non-GAAP financial information in both the Stockholder Letter and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the Stockholder Letter, as attached to this Current Report on Form 8-K.
The Company uses its Investor Relations page (http://investors.yext.com) as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Letter to Stockholders, dated March 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YEXT, INC.

By:	/s/ Darryl Bond
Darryl Bond Chief Financial Officer (Principal Financial Officer)

Date: March 6, 2024